UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2019

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

(310) 735-0092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On October 3, 2019, the Board of Directors (the “Board”) of U.S. Auto Parts, Inc. (the “Company”) appointed Mr.  Jim Barnes as a Class III director of the Company, effective immediately, to serve until the 2021 Annual Meeting of Stockholders, or until his earlier death, disqualification, resignation or removal.  The Board has determined that Mr. Barnes is an independent director under the listing standards of the Nasdaq Global Market. Mr. Barnes was not appointed to any committees of the Board.

There are no family relationships between Mr.  Barnes and any director or executive officer of the Company and Mr.  Barnes does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Barnes’ appointment to the Board, Mr. Barnes will receive the standard compensation received by non-employee directors, which compensation was last described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2019 and is incorporated herein by reference. Mr. Barnes will also enter the Company’s standard form of indemnification agreement, which was previously filed by the Company as Exhibit 10.7 to the Annual Report on Form 10-K filed with the SEC on March 11, 2016.

Mr.Barnes was recommended as a potential director candidate by Mr. Mehran Nia, a current member of the Board, in connection with the previously disclosed Board Candidate Agreement, dated May 31, 2018,  as amended by the Amendment to Board Candidate Agreement, dated January 17, 2019, among the Company, Mr. Mehran Nia and the Nia Living Trust Established September 2, 2004. The Board Candidate Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 31, 2018 and the Amendment to Board Candidate Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on January 23, 2019.  In connection with the Board Candidate Agreement, as amended, and upon its own review and consideration of Mr. Barnes’ qualifications and independence, the Board has agreed to appoint Mr. Barnes as a director of the Company.

Item 7.01.                                      Regulation FD Disclosure.

On October 4, 2019, the Company issued a press release announcing the appointment of Mr.  Barnes to the Board. A copy of that press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 4, 2019, by U.S. Auto Parts Network, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Auto Parts Network, Inc.

Dated: October 4, 2019	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	COO & CFO